                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (date of earliest event reported): March 20, 1998


                           COLORADO PRIME CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                         1-09559                 11-2826129
 ---------------------------     --------------------------   -----------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    Of incorporation)                                        Identification No.)


         One Michael Avenue
            Farmingdale, NY                                11735
-------------------------------------------------------------------------------
(Address of principal executive office)                  (Zip code)



Registrant's telephone number, including area code:           (516)-694-1111


                         Exhibit Index Appears on Page 2


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Item 5.           Other Events.

         Thomas Taylor resigned as Director, Vice President and Chief Financial Officer of Colorado Prime Corporation, a Delaware corporation ("the Company") to pursue other interests.

         A copy of the Company's press release announcing his resignation is filed as an exhibit hereto and is incorporated by reference herein.

(c)      Exhibits.

Exhibit
Number                        Description
-----------                   --------------
99.1                          Press release of the Company dated March 20, 1998.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Colorado Prime Corporation
                                            (Registrant)

                                            By: /s/ William F. Dordelman
                                                --------------------------------
                                            William F. Dordelman
                                            Chief Executive Officer
                                            and Director
                                            (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                           Title                                 Date
----------                                           -----                                 ----
/s/ William F. Dordelman
----------------------------        Chief Executive Officer and Chairman                March 20, 1998
William F. Dordelman                of the Board (Principal Executive Officer)


/s/ Donald Keller *
----------------------------        Director                                            March 20, 1998
Donald Keller


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
/s/ Frederic Malek*
------------------------            Director                                            March 20, 1998
Frederic Malek

/s/ Dr. Paul Stern*
------------------------            Director                                            March 20, 1998
Dr. Paul Stern

/s/ Daniel J. Altobello*
------------------------            Director                                            March 20, 1998
Daniel J. Altobello

/s/ William Nicholson*
------------------------            Director                                            March 20, 1998
William Nicholson


*By: /s/ William F. Dordelman
     ------------------------       Attorney-in-Fact
William F. Dordelman


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